SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                        Date of report: January 21, 2000
                        (Date of earliest event reported)



                            eLEC Communications Corp.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


              0-4465                                     13-2511270
       (Commission File No.)                           (I.R.S. Employer
                                                      Identification No.)


                                 37 North Avenue
                           Norwalk, Connecticut 06851
               (Address of principal executive offices; zip code)

                                 (203) 750-1000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

Item 2.           Acquisition or Distribution of Assets
                  -------------------------------------

         On January 21, 2000, eLEC Communications Corp., a New York corporation (the "Company"), acquired Telecarrier Services, Inc., a Delaware corporation ("Telecarrier"), pursuant to the merger (the "Merger") of eLEC Communications Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Sub"), with and into Telecarrier. Upon consummation of the Merger, Telecarrier became a wholly-owned subsidiary of the Company. The Merger was effected pursuant to an Agreement and Plan of Merger dated as of January 21, 2000, by and among the Company, the Sub, Telecarrier, Michael Lagana and Zina Hassel (the "Merger Agreement").

         The consideration paid by the Company pursuant to the Merger Agreement consisted of (a) $30,000 in cash from the Company's working capital reserves,
(b) 500,000 shares of the Company's Common Stock, of which 400,000 shares were issued at the closing of the Merger and 100,000 shares were reserved for issuance upon completion of an audit of Telecarrier's financial statements and
(c) 280,000 shares of the Company's Common Stock, which shares shall be issued in such amounts and at such times as set forth in the Merger Agreement. In connection with the Merger, the Company repaid certain promissory notes of Telecarrier by issuing a total of 32,000 shares of the Company's Common Stock and paying $14,200 in cash from the Company's working capital reserves.

         Telecarrier, a privately-held company, is a competitive local exchange carrier that provides local exchange services in New Jersey, New York, Massachusetts and Rhode Island, and long distance service in California, Connecticut, Delaware, Florida, Georgia, Massachusetts, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island and Texas. The acquisition of Telecarrier increases to 14 the total number of states in which the Company operates. Telecarrier has approximately 4,000 lines in service with approximately 50% of those lines providing local services.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

         (a)  Financial Statements of Business Acquired.

         Financial statements, if any, required by this item will be filed by amendment not later than April 5, 2000.

         (b)  Exhibits.

         The Company hereby furnishes the following exhibits:

              2.1 Agreement and Plan of Merger dated as of January 21, 2000, among the Company, the Sub, Telecarrier, Michael Lagana and Zina Hassel.

              2.2  Press Release of the Company dated January 24, 2000.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 2, 2000


                                                       eLEC COMMUNICATIONS CORP.
                                                           (Registrant)


                                                       By:/s/ Paul H. Riss
                                                         -----------------------
                                                         Paul H. Riss
                                                         Chief Executive Officer